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SCHEDULE A

PROSHARES TRUST EXPENSE LIMITATION AGREEMENT

Period:

October 1, 2026 – September 30, 2027

Fund Name	Expense Limit
ProShares Ultra S&P500	0.95%
ProShares Ultra MidCap400	0.95%
ProShares Ultra Dow30	0.95%
ProShares Ultra QQQ	0.95%
ProShares Short S&P500	0.95%
ProShares Short MidCap400	0.95%
ProShares Short Dow30	0.95%
ProShares Short QQQ	0.95%
ProShares UltraShort S&P500	0.95%
ProShares UltraShort MidCap400	0.95%
ProShares UltraShort Dow30	0.95%
ProShares UltraShort QQQ	0.95%
ProShares Ultra Russell2000	0.95%
ProShares Ultra SmallCap600	0.95%
ProShares Ultra Materials	0.95%
ProShares Ultra Consumer Staples	0.95%
ProShares Ultra Consumer Discretionary	0.95%
ProShares Ultra Financials	0.95%
ProShares Ultra Health Care	0.95%
ProShares Ultra Industrials	0.95%
ProShares Ultra Energy	0.95%
ProShares Ultra Real Estate	0.95%
ProShares Ultra Semiconductors	0.95%
ProShares Ultra Technology	0.95%
ProShares Ultra Communication Services	0.95%
ProShares Ultra Utilities	0.95%
ProShares Short Russell2000	0.95%
ProShares Short SmallCap600	0.95%
ProShares Short Financials	0.95%
ProShares Short MSCI EAFE	0.95%
ProShares Short MSCI Emerging Markets	0.95%
ProShares UltraShort Russell2000	0.95%
ProShares UltraShort SmallCap600	0.95%
ProShares UltraShort MSCI EAFE	0.95%
ProShares UltraShort MSCI Emerging Markets	0.95%
ProShares UltraShort MSCI Japan	0.95%
ProShares UltraShort FTSE China 50	0.95%
ProShares UltraShort Materials	0.95%
ProShares UltraShort Consumer Staples	0.95%
ProShares UltraShort Consumer Discretionary	0.95%
ProShares UltraShort Financials	0.95%
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Fund Name	Expense Limit
ProShares UltraShort Health Care	0.95%
ProShares UltraShort Industrials	0.95%
ProShares UltraShort Energy	0.95%
ProShares UltraShort Real Estate	0.95%
ProShares UltraShort Semiconductors	0.95%
ProShares UltraShort Technology	0.95%
ProShares UltraShort Utilities	0.95%
ProShares UltraShort 7-10 Year Treasury	0.95%
ProShares Short 20+ Year Treasury	0.95%
ProShares UltraShort 20+ Year Treasury	0.95%
ProShares Ultra MSCI Emerging Markets	0.95%
ProShares Ultra MSCI EAFE	0.95%
ProShares Ultra MSCI Japan	0.95%
ProShares Ultra FTSE China 50	0.95%
ProShares UltraShort FTSE Europe	0.95%
ProShares UltraShort MSCI Brazil Capped	0.95%
ProShares UltraPro S&P500	0.95%
ProShares UltraPro Short S&P500	0.95%
ProShares Short FTSE China 50	0.95%
ProShares Short Real Estate	0.95%
ProShares Ultra 20+ Year Treasury	0.95%
ProShares Ultra 7-10 Year Treasury	0.95%
ProShares Ultra MSCI Brazil Capped	0.95%
ProShares Ultra FTSE Europe	0.95%
ProShares UltraPro Dow30	0.95%
ProShares UltraPro QQQ	0.95%
ProShares UltraPro Russell2000	0.95%
ProShares UltraPro MidCap400	0.95%
ProShares UltraPro Short Dow30	0.95%
ProShares UltraPro Short QQQ	0.95%
ProShares UltraPro Short Russell2000	0.95%
ProShares UltraPro Short MidCap400	0.95%
ProShares Ultra Nasdaq Biotechnology	0.95%
ProShares UltraShort Nasdaq Biotechnology	0.95%
ProShares Ultra High Yield	0.95%
ProShares Short High Yield	0.95%
ProShares Short 7-10 Year Treasury	0.95%
ProShares Hedge Replication ETF	0.95%
ProShares UltraPro Short 20+ Year Treasury	0.95%
ProShares Merger ETF	0.75%
ProShares Global Listed Private Equity ETF	0.60%
ProShares Inflation Expectations ETF	0.30%
ProShares Ultra Nasdaq Cloud Computing	0.95%
ProShares Ultra Nasdaq Cybersecurity	0.95%
ProShares Ultra QQQ Mega	0.95%
ProShares UltraShort QQQ Mega	0.95%
ProShares Ultra QQQ Top 30	0.95%
ProShares Ultra CRCL	0.95%
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Fund Name	Expense Limit
ProShares Ultra S&P 500 Equal Weight	0.95%
ProShares Ultra COIN	0.95%
ProShares Ultra NVDA	0.95%
ProShares Ultra PLTR	0.95%
ProShares Ultra TSLA	0.95%

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Periods:

•For the period beginning on each Fund’s date of launch until the next September 30

•The first October 1 after each Fund’s launch until September 30 of the following year

Fund Name	Expense Limit
ProShares UltraShort Nasdaq Cloud Computing	0.95%
ProShares UltraShort Nasdaq Cybersecurity	0.95%
ProShares Short QQQ Top 30	0.95%
ProShares UltraShort QQQ Top 30	0.95%
ProShares UltraShort COIN	0.95%
ProShares Ultra MARA	0.95%
ProShares UltraShort MARA	0.95%
ProShares Ultra MSTR	0.95%
ProShares UltraShort MSTR	0.95%
ProShares Ultra Commodities K-1 Free ETF	0.95%
ProShares Ultra Copper K-1 Free ETF	0.95%
ProShares Ultra Gold K-1 Free ETF	0.95%
ProShares Ultra Natural Gas K-1 Free ETF	0.95%
ProShares Ultra Oil K-1 Free ETF	0.95%
ProShares Ultra Palladium K-1 Free ETF	0.95%
ProShares Ultra Platinum K-1 Free ETF	0.95%
ProShares Ultra Silver K-1 Free ETF	0.95%
ProShares Ultra Uranium K-1 Free ETF	0.95%
ProShares Ultra Anthropic	0.95%
ProShares Ultra ByteDance	0.95%
ProShares Ultra Databricks	0.95%
ProShares Ultra Discord	0.95%
ProShares Ultra Kraken	0.95%
ProShares Ultra Lambda	0.95%
ProShares Ultra OpenAI	0.95%
ProShares Ultra Revolut	0.95%
ProShares Ultra Shein	0.95%
ProShares Ultra SpaceX	0.95%
ProShares Ultra Stripe	0.95%
ProShares Ultra QQQ Equal Weight	0.95%
ProShares Ultra Anduril	0.95%
ProShares Ultra Kioxia	0.95%
ProShares Ultra Oura	0.95%
ProShares Ultra Roze	0.95%
ProShares Ultra SB Energy	0.95%
ProShares Ultra SK hynix	0.95%
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PROSHARE ADVISORS LLC,	PROSHARES TRUST,
a Maryland limited liability company	a Delaware statutory trust
By: /s/ Michael L. Sapir	By: /s/ Todd B. Johnson
Michael L. Sapir		Todd B. Johnson
Chief Executive Officer		President
Adopted:	December 15, 2005
Amended:	December 15, 2006	March 12, 2015
	January 23, 2007	June 11, 2015
	July 31, 2007	September 17, 2015
	September 18, 2007	March 1, 2016
	December 10, 2007	April 15, 2016
	March 12, 2008	September 12, 2016
	September 15, 2008	December 8, 2016
	December 16, 2008	September 15, 2017
	September 9, 2009	June 6, 2018
	March 3, 2010	September 27, 2018
	June 7, 2010	September 16, 2019
	September 21, 2010	September 14, 2020
	September 19, 2011	December 10, 2020
	December 14, 2011	September 13, 2021
	February 24, 2012	September 12, 2022
	March 14, 2012	September 11, 2023
	June 6, 2012	September 16, 2024
	September 10, 2012	March 6, 2025
	December 11, 2012	June 5, 2025
	March 12, 2013	July 16, 2025
	September 9, 2013	September 16, 2025
	January 23, 2014	September 29, 2025
	June 11, 2014	April 8, 2026
	September 8, 2014	June 9, 2026
	December 10, 2014	September 15, 2026
February 12, 2015